Exhibit 99-4

                               PRACTICEXPERT, INC.
                     (FORMERLY, THAON COMMUNICATIONS, INC.)

                        PRO FORMA STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED MARCH 31, 2003

                                   (unaudited)

The following unaudited Pro Forma Statement of operations has been derived from the historical unaudited financial statements of Thaon Communications, Inc.(A) for the period ended March 31, 2003 and the historical unaudited financial statements of PracticeXpert Services Corp. (B) for the period ended March 31, 2003. The Pro Forma Statements of Operations reflects the acquisition of B (a previously non public company)

by A (a reporting company) on 4/11/2003 and has been accounted for as a reverse acquisition under the purchase method of accounting since the shareholders of B obtained control of the consolidated entity. Following pro forma statement of operations presents pro forma combined statement for the period ended March 31, 2003 assuming the acquisition was consummated as of January 1, 2003.

The Pro Forma Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B and the Notes to the financial statements. The Pro Forma Statements do not purport to represent what the Company's results of operations and financial conditions would actually have been if the acquisition of A had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.

                                                   Thaon Comm       PracticeXpert      Pro Forma
                                                  (Historical)      (Historical)       Combined
                                                 --------------   ----------------  ---------------
Net Revenue                                      $      79,644     $     603,473      $     683,117
Operating expenses                                     101,268           685,021            786,289
                                                 -------------     -------------      -------------
Loss from operations                                   (21,624)          (81,548)          (103,172)
Non-operating income (Expenses)                       (119,092)          (17,195)          (136,287)
                                                 -------------     -------------      -------------
Income before provision for income taxes              (140,716)          (98,743)          (239,459)
Provision for taxes                                      2,400             1,600              4,000
                                                 -------------     -------------      -------------
Net loss                                         $    (143,116)    $    (100,343)     $    (243,459)
Dividend equirement for preferred stock                (64,554)                             (64,554)
                                                 -------------                        -------------
Net loss applicable to common stockholders            (207,670)                            (308,013)
   Weighted -average number of
   shares outstanding                                6,775,068       153,411,925        160,186,993
                                                 =============     =============      =============
   Loss per share                                $       (0.03)    $       (0.00)     $       (0.00)
                                                 =============     =============      =============

NOTES:

(1) Loss per share data shown above are applicable for both primary and fully diluted.

(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued before the acquisition as if outstanding as of January 1, 2003.

(3) Weighted average number of shares outstanding for combined entity includes 2,190,845 shares of common stock of A outstanding as of December 31, 2002 and & 153,411,925 shares of common stock issued to the shareholders of (B) pursuant to the stock acquisition.

(4) Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

                               PRACTICEXPERT, INC.
                     (FORMERLY, THAON COMMUNICATIONS, INC.)
                        PRO FORMA STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED MARCH 31, 2003
                                   (Unaudited)

The following unaudited Pro Forma Statement of operations has been derived from the financial statements of Thaon Communications, Inc.(A) for the period ended March 31, 2003 and the financial statements of PracticeXpert Services Corp. (B) for the period ended March 31, 2003. The Pro Forma Statements of Operations of financial conditions reflects the acquisition of B (a non public company) by A (a reporting company) in a merger using under the purchase method of accounting.

                                                          Thaon Comm          PracticeXpert       Pro Forma          Pro Forma
                                                         (Historical)         (Historical)        Adjustment         Combined
                                                         --------------     ----------------    ---------------    -------------
                     ASSETS
Current assets                                          $    290,439        $    204,748        $         --        $    495,187
Property & equipment, net                                     29,107             129,334                  --             158,441
Other assets                                                 189,639             189,639
Asset from discontined operation                             111,317                                                     111,317
Intangibles                                                1,743,367           1,743,367
                                                                                                  16,478,910(4)
Investment in subsidiary                                          --         (16,478,910)(3)               0
                                                        ------------        ------------        ------------        ------------
TOTAL ASSETS                                            $    430,863        $  2,267,088        $          0        $  2,697,951
                                                        ============        ============        ============        ============

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)
 Current Liabilities                                    $  5,351,136        $  1,111,098                 $--        $  6,462,234
Long term liabilities                                         61,468             264,806                  --          326,274.00
                                                        ------------        ------------        ------------        ------------
    Total liabilities                                      5,412,604           1,375,904                  --           6,788,508
                                                        ------------        ------------        ------------        ------------
Stockholders' equity (deficit);
  Preferred stock, Series A,B,D,E,F                        4,002,797             950,000            (950,000)(1)       5,847,797
                                                                                                   1,845,000(4)
  Common stock                                                 2,862(4)          197,849            (197,849)(1)         156,274
                                                                                                                         153,412(4)
Shares to be issued                                           10,000             205,000            (205,000)(1)          10,000
Treasury stock                                              (285,000)                                                   (285,000)
Additional paid in capital                                14,146,713(4)      (28,627,211)(3)               0
                                                                                                  14,480,498(4)
  Retained earnings (deficit)                            (22,859,113)           (461,665)         22,859,113(2)       (9,819,628)
                                                                                                  (9,357,963)
                                                        ------------        ------------        ------------        ------------
     Total stockholders' equity (deficit)                 (4,981,741)            891,184                   0          (4,090,557)
                                                        ------------        ------------        ------------        ------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)                          $    430,863        $  2,267,088        $          0        $  2,697,951
                                                        ============        ============        ============        ============

NOTES;

(1)  Elimination of Common stock of (B) before the acquisition

(2)  Elimination of pre-acquisition retained earnings of (A)

(3)  Elimination of investment in subsidiary on consolidation

(4) Acquisition of subsidiary by issuance of 153,411,925 shares of common stock at $0.091 amounting $13,960,485 and 1,845,000 shares of preferred stock convertible in to 15 shares of common stock valued at $2,518,425.